DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series
(the "Series")

Supplement to the Series' Standard Class
Prospectus dated April 29, 2008

The following replaces the table on page 3 entitled, "How has the Series performed? - Average annual returns for periods ending 12/31/07":

Average annual returns for periods ending 12/31/07

	Delaware VIP Emerging Markets Series Standard Class	MSCI Emerging Markets Index (net)	MSCI Emerging Markets Index (gross)
1 year	38.86%	39.39%	39.78%
5 years	38.64%	37.02%	37.46%
10 years	15.81%	14.25%	14.53%

The Series' returns above are compared to the performance of the MSCI Emerging Markets Index (Index), formerly referred to as the Morgan Stanley Capital International Emerging Markets Free Index, which is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. As of June 2007, the Index consisted of 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index "gross" return reflects the maximum possible dividend reinvestment. Index "net" return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. The Series' portfolio manager believes that the net returns of the MSCI Emerging Markets Index are a more accurate benchmark for the Series' investments. You should remember that unlike the Series, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2008.